THE RBB FUND, INC.

Abbey Capital Futures Strategy Fund

Class I Shares (Ticker: ABYIX)
Class A Shares (Ticker: ABYAX)
Class C Shares (Ticker: ABYCX)
Class T Shares (Not Currently Available for Sale)

Supplement dated June 29, 2022
to the Fund's Prospectus and Statement of Additional Information ("SAI"),

each dated December 31, 2021

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective as of June 29, 2022, Systematica Investments Limited, acting as the general partner of Systematica Investments LP, will serve as a Trading Adviser to the Abbey Capital Futures Strategy Fund (the "Fund") and its subsidiaries, Abbey Capital Offshore Fund SPC and Abbey Capital Onshore Series LLC. Accordingly, the following information is added to the Fund's Prospectus and SAI.

(i)	Systematica Investments Limited (acting as the general partner of Systematica Investments LP) is added to the section titled "Summary Section — Management of the Fund — Investment Adviser and Trading Advisers" of the Fund's Prospectus.

(ii)	The following is added to the section titled "More Information About Management of The Fund — Trading Advisers" of the Fund's Prospectus:

Systematica Investments Limited

The Adviser has entered into a trading advisory agreement with Systematica Investments Limited ("Systematica"), acting solely in its capacity as the general partner of Systematica Investments LP, to manage a portion of the Fund's assets using the Trendfollowing Program. Systematica is a Jersey corporation formed in 2015 and is located at First Floor, Esplanade 29, St. Helier, Jersey JE2 3QA, and Systematica Investments LP is a Guernsey limited partnership whose registered office is at Martello Court, Admiral Park, St. Peter Port, Guernsey GY1 3HB. Systematica is registered as a CTA and CPO with the CFTC and is a member of the NFA, but Systematica does not act as the CPO of the Fund. Systematica is also registered as an investment adviser with the SEC. Systematica does not act as the "alternative investment fund manager" of the Fund for the purposes of Directive 2011/61/EU of the European Parliament and the Council of the European Union.

Systematica is not responsible for the preparation of this Prospectus, the SAI or other offering or marketing documents or information of the Fund, and therefore accepts no responsibility for any information contained in this Prospectus or such documents.

Leda Braga

Ms. Braga is the founder and CEO of Systematica. Prior to founding Systematica, Ms. Braga was President and Head of Systematic Trading at BlueCrest Capital ("BlueCrest") from 2001 to 2015. Prior to BlueCrest, she was part of Cygnifi Derivatives Services ("Cygnifi") where she was part of the management team and was head of its Valuation Service. Prior to Cygnifi, Ms. Braga spent nearly seven years at J.P. Morgan as a Quantitative Analyst in the derivatives research team. Her past experience includes modelling of interest rate exotics, FX/interest rate hybrid instruments and equity derivatives. She holds a Ph.D. in Engineering from Imperial College London, where she worked as a lecturer and led research projects for over three years prior to joining J.P. Morgan. Leda has served as an advisor to the board of the pension fund of the CERN in Geneva and on the advisory board of the London School of Economics' Systemic Risk Centre. In 2019, she joined the Board of Trustees for the Standards Board for Alternative Investments (SBAI).

David Kitson

Mr. Kitson joined Systematica on launch in January 2015 as the Chief Investment Officer. He was further appointed as the acting Head of Research in August 2019. Prior to joining Systematica, Mr. Kitson was a Product Manager at BlueCrest. Mr. Kitson joined BlueCrest in January 2011. Prior to BlueCrest, he was a Managing Director at J.P. Morgan where he worked from 1992 to 2010. He joined J.P. Morgan's Quantitative Research Department after completing his Ph.D. Mr. Kitson held many trading and management positions during his tenure at J.P. Morgan including: Head Trader Foreign Exchange Options, Head of Energy and Head Trader Fixed Income Hybrids. In 2007, he moved from trading management to focus his efforts solely on proprietary trading. Mr. Kitson holds a Ph.D. in Theoretical Physics from Manchester University.

Paul Rouse

Mr. Rouse joined Systematica on launch in January 2015 as the Chief Financial Officer. He was further appointed as Chief Operating Officer for Systematica in June 2017 becoming responsible for Operations, Risk and the Operating Committee in addition to Human Resources, Fund Accounting, Corporate Accounting, Tax and the Client Service functions. Prior to joining Systematica, Mr. Rouse served as Head of Product Control at BlueCrest managing teams in London, New York and Singapore. Mr. Rouse joined BlueCrest in 2006 and for over eight years covered all functional areas within the BlueCrest Product Control function. Previously, Mr. Rouse was a Product Control manager at Goldman Sachs for three years focusing on equity derivatives trading. Mr. Rouse trained as a Chartered Accountant at Ernst and Young within their Corporate Tax business, qualifying as an ACA in January 2003. He holds a BSc (Hons) in Marine Biology from Newcastle University.

(iii)	The following is added to the section titled "Investment Advisory and Other Services — Investment Trading Advisers" in the Fund's SAI:

Systematica Investments Limited, acting as the general partner of Systematica Investments LP ("Systematica") First Floor, Esplanade 29 St. Helier, Jersey JE2 3QA	Systematica is an institutional hedge fund manager with offices in Jersey, London, Geneva, New York, Singapore and Shanghai, which is controlled by founder Leda Braga. Systematica manages macro, equity, directional and relative value strategies.

Please retain this Supplement for future reference.